UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701

(Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701

(Name and address of agent for service)

Copies to:
JoAnn M. Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart
CAPITAL
MID CAP FUND

SEMI-ANNUAL REPORT 6•30•2012

Table of Contents

Letter to Shareholders	1
Expense Example	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Additional Information	20
Privacy Notice	21

Investment Products Offered
Investment Products Offered
Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

Six months ago, I asked shareholders if they ever felt like actors in a long-running movie – a movie like Groundhog Day. In that letter, I described forces we had been facing for at least twelve months: continuing drama over problems in the European Union with its currency regime and sovereign debt as well as continuing fiscal issues within our own borders. We have not seen much change in the world economies over the past six months. In fact, I’ve reported on the same issue six months ago, twelve months ago and eighteen months ago. This letter contains my current thoughts.

The Economy

When the financial contagion hit, the question on everyone’s mind was, “How long will this last?” My response was then and continues to be that the problem was a long time in the making, and in our view, it is unrealistic to expect a rapid return to sustainable expansion.

There are only three ways to recover from the fallout of the financial crisis: one that is decidedly unpleasant (deflate your way out), one that could eventually lead to deflation and the third option, which is only slightly unpleasant.

Our economy, indeed the global economy runs in cycles – boom and bust. That the economy runs in cycles is not, in and of itself, a huge surprise. Economic expansion is followed, as sure as night follows day, by economic contraction – often referred to as a recession. What we have forgotten over time is that there is another natural cycle – inflation and deflation.

While we have been trained to think of inflation as bad, we have forgotten that deflation is worse. Why have we forgotten? We have forgotten because the average American was not around the last time it occurred – during the Great Depression.

People have been trained to think of inflation as bad because prices rise and your money becomes worth less and less over time. This is made worse by natural behavioral reactions to inflation. Since prices rise over time, we purchase goods and services because it is cheaper to do so today than tomorrow. The act of purchasing a good or service creates economic activity, which creates jobs and puts people to work. The rise in demand for goods and services, all else equal, is what causes prices to rise. (Remember the Law of Supply and Demand from Economics 101: Supply and demand must always be in balance. If demand rises and supply remains constant, then price must rise.) Indeed, some would say that the best way to get back to a typical economic growth path would be to print money (i.e., continue to expand Fed monetary policy and increase fiscal stimuli), and inflate our way out. While too much inflation is a bad thing, a small amount of inflation creates the proper incentives to keep the economy growing.

Deflation, on the other hand, creates the exact opposite reaction. In a deflationary environment, the consumer will defer buying goods and services because prices will be lower tomorrow. Unfortunately, prices will also be lower the day after tomorrow so you will defer buying goods and services the day after tomorrow. Prices will also be lower the day after that and the day after that and the day after that… This causes the consumer to stop buying, which cuts back on demand, which causes the need

2

for workers to make the goods and services to decline, which causes unemployment to rise, which causes demand to go down… Your money may, over time, become worth more, but only because prices and wages decline. The only people who win are those that have no debt and don’t mind their wages declining – sometimes markedly.

Printing money has been the normal path to improving economic performance. Yet, priming the economic pump (the Keynesian response) is dependent on the size of the stimulus relative to the economy. Thinking of it in another way, drug addicts and alcoholics require greater doses of their particular stimuli (drugs or alcohol) over time in order to get the desired effect. The economy behaves in much the same manner. Because we have forgotten the cutting spending/pay back the debt counterpoint to a typical Keynesian response during economic good times, and because money is a finite commodity, the size of a current stimulus necessary to cause normal expansion would be so large as to be unacceptable. A Keynesian response of this size, in my mind, would cause the normal response of an over-extended borrower: default. This would then lead to a deflationary spiral.

In our current economic situation, default is the first possible (and, if you believe the market bears, the only and inevitable) solution. As described above, it is likely to cause a deflationary spiral with all of its negative effects. The second solution, inflation created by government stimulus, would require too much debt and threaten default – also leading to a deflationary spiral. The third option for economic correction is time – not the solution we, impatient consumers that we are, desire.

The debt overload and housing price inflation that led to the financial crisis was decades in the making. The solution will also take a significant amount of time – by our estimate, more than a decade. The economy, which has been moving along at significantly below normal levels, will continue to bump along the bottom at below potential growth rates. The employment situation will continue to be worse than normal, with the unemployment rate staying well above what is considered “full employment” – an understandably gloomy outlook.

Market Overview

With the economy stuck in the blahs, the equity markets find themselves with a bad case of manic-depressive illness. Domestic equity markets rose strongly through late February, slipped in early March and reversed course to a peak by late March. At the end of the first quarter, most domestic equity indices posted double-digit returns, but optimism was short-lived as markets reversed course again to drop through early April. A short-lived relief rally into the end of April turned and resumed dropping – bottoming in early June. By the end of the second quarter, most indices gave back all of their first quarter gains.

Much of the manic-depressive mood swings being endured by equity markets are attributable to the same forces at work a year ago – namely, continued uncertainty over the sovereign debt crisis and the long-term viability and stability of the European Union. I find it mildly humorous that people are having a hard time believing that a segment of the world that has not been able to get along for millennia is struggling to agree upon a solution, especially when any realistic solution is likely to cause pain for a large segment of the population.

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In addition, China, once the (seeming) driver of global economic growth, appears to be slipping towards recession and, we (the United States) are now fully engulfed in political silly season – meaning that nothing useful will be accomplished in Washington (unless you count political posturing as being useful). It is any wonder that investors seem guarded in their optimism regarding equity markets.

Mid-cap stocks, as measured by the S&P MidCap 400, finished the first half of the year only outperforming the Dow Jones Industrial Average. Both benchmarks underperformed large-cap and small-cap stocks (as represented by the S&P 500 and the Russell 2000 respectively) by a wide margin. The S&P MidCap 400 finished the first half of the year up 7.11%, versus up 5.42% for the Dow Jones Industrial Average, 8.31% for the S&P 500 and 8.53% for the Russell 2000 (all returns are price only). The tech heavy NASDAQ was the easy winner for the period, finishing up 12.66%. Leading the way within mid-cap stocks was the healthcare sector (up 16.87%), followed by telecommunications (up 13.91%), financials (up 12.24%) and consumer discretionary (up 11.38%). The worst performing sector was energy, which declined by 12.75%.

Fund Performance

The Stewart Capital Mid Cap Fund returned 7.08% for the six months ended June 30, 2012, underperforming its benchmarks, the S&P MidCap 400 Index (up 7.90%) and the Russell MidCap Value Index (up 7.78%).

The Fund came out of the gate strong only to fall behind our benchmarks early. While we did push ahead of our benchmarks briefly during the first half of the year, many of the things that have helped us over the past few years (energy, industrials and utilities) ended up being a drag on performance. That said, we continue to be confident that these holdings will add nicely to portfolio performance over time. What we need to guard against is making foolish decisions or chasing performance simply to keep up appearances. That, ultimately, will get us into trouble.

Many times investment success occurs not because of the investments that are made, but by those that are avoided. We continue to be underweighted financial stocks when compared to our benchmarks. We understand that the market may make this choice look foolish from time to time. Fortunately, our few holdings in this area did well relative to financials in general. That said, we know that the economics of the financial services industry do not favor investors. That unhappy situation will not change until interest rates get closer to the upper end of their secular peak. Couple that with an unfavorable political climate where financial companies are viewed as bad guys, and we believe that we will be much better served by steering clear of the industry until the climate stabilizes.

While viewing our holdings it may not look like we have been very active, we were very comfortable with existing fund holdings. Our only activity (in addition to putting a bit of cash to work) was to trim three of our existing names, which had seen a nice run-up in share price prior to trimming back.

That is not to say that we weren’t and aren’t busy. Your portfolio management staff is very active, using current market conditions to dig into the weeds and get up to speed on potential new additions to the Fund.

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Indeed, we view our investments as partnerships. Because we take a business perspective approach to our investment process, we want to invest in companies in whose management we believe. After all, a share of stock is nothing more than a fractional ownership interest in a business. If we are going to be in business with (partner with) management, we want to take the time to understand the economics of the businesses and ensure that company management’s interests are aligned with our own. That includes not only looking at the economics of the businesses, but also taking some time to learn about the quality of people with whom we are partnered. Sales guru, Zig Ziglar said it best, “You can’t do a good deal with a bad guy.”

Strategy Overview

Given how little has changed with regards to strategy, it is tempting to simply copy and paste the strategy section from the past couple of letters, but…that wouldn’t be any fun and it really wouldn’t be that informative. That said, nothing is really changing.

The economy is slowing (both domestically and globally), we have entered political silly season so nothing meaningful will get done in Washington at least until after the election in November, and access to and availability of capital remains muted. What is a poor investor to do?

Stick to your knitting.

Warren Buffett has said that if you concentrate on buying good businesses at attractive prices, it really shouldn’t matter what the market is doing as the business will get more valuable with time. That is precisely what we aim to find – good businesses selling at attractive prices. The one bright spot in a market like the one we have experienced over the past couple of years is that news that is specific to one company is often misinterpreted as having general application across all companies within an industry. The result being that the baby gets thrown out with the bathwater.

Rest assured that we are spending the greatest amount of our time analyzing the data to find investments that are either overlooked or misunderstood, and trying to avoid those that are over-hyped. We have been and will continue to focus on business value when making investment decisions.

Thank you for your continued confidence. As always we will strive to meet your investment needs, and I welcome any questions you might have. You may reach me at 877.420.4440 or at stewartcap@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds

August 2012

5

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio.

6

Expense Example For the six months ended June 30, 2012 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (Loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund	Beginning account value 1/1/12	Ending account value 6/30/12	Expenses paid during period 1/1/12-6/30/121
Actual	$1,000.00	$1070.80	$7.72
Hypothetical (5% return before expenses)	1,000.00	1,017.54	7.52

1	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 182/366 (to reflect the one-half year period).

7

Stewart Capital Mid Cap Fund
Schedule of Investments June 30, 2012 (Unaudited)

COMMON STOCKS 88.0%	Shares	Value
Banks 1.3%
Northwest Bancshares, Inc.	37,612	$440,436
		440,436
Capital Goods 13.6%
Babcock & Wilcox Co. *	18,068	442,666
Cummins, Inc.	7,194	697,171
EMCOR Group, Inc.	43,620	1,213,508
McDermott International, Inc. *	76,539	852,644
Triumph Group, Inc.	23,728	1,335,175
		4,541,164
Consumer Durables & Apparel 5.7%
Polaris Industries, Inc.	12,537	896,145
Skechers U.S.A., Inc. - Cl. A *	49,413	1,006,543
		1,902,688
Consumer Services 3.0%
Matthews International Corp. - Cl. A	30,965	1,006,053
		1,006,053
Diversified Financials 2.4%
Federated Investors, Inc.	36,653	800,868
		800,868
Energy 3.6%
CARBO Ceramics, Inc.	7,660	587,752
Enerplus Corp.	47,865	616,022
		1,203,774
Food, Beverage & Tobacco 3.6%
J.M. Smucker Co. (The)	15,690	1,184,909
		1,184,909
Health Care Equipment & Services 8.3%
C.R. Bard, Inc.	7,617	818,370
Catalyst Health Solutions, Inc. *	13,317	1,244,341
Varian Medical Systems, Inc. *	11,374	691,198
		2,753,909

See Notes to Financial Statements.

8

Schedule of Investments (continued)

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 12.5%
CF Industries Holdings, Inc.	6,681	$1,294,377
FMC Corp.	22,934	1,226,510
Southern Copper Corp.	39,853	1,255,768
Thompson Creek Metals Co., Inc. *	126,657	404,036
		4,180,691
Media 3.0%
Meredith Corp.	31,358	1,001,574
		1,001,574
Pharmaceuticals, Biotechnology & Life Sciences 5.5%
Medicis Pharmaceutical Corp.	27,413	936,154
Perrigo Co.	7,540	889,192
		1,825,346
Semiconductors & Semiconductor Equipment 3.3%
Skyworks Solutions, Inc. *	40,072	1,096,771
		1,096,771
Software & Services 3.0%
Micros Systems, Inc. *	19,301	988,211
		988,211
Technology Hardware & Equipment 11.0%
Flextronics International Ltd. *	182,763	1,133,131
Itron, Inc. *	36,854	1,519,859
Western Digital Corp. *	33,059	1,007,638
		3,660,628
Transportation 3.0%
Kirby Corp. *	21,210	998,567
		998,567
Utilities 5.2%
AGL Resources, Inc.	19,008	736,560
Oneok, Inc.	23,962	1,013,832
		1,750,392

Total Common Stocks (Cost $23,771,392)		29,335,981

See Notes to Financial Statements.

9

Schedule of Investments (continued)

LIMITED PARTNERSHIP INTEREST 3.6%	Shares	Value
Materials 3.6%
Terra Nitrogen Co., LP	5,662	$1,199,212
Total Limited Partnership Interest (Cost $484,189)		1,199,212

SHORT TERM INVESTMENT 7.1%
Federated Prime Obligations Fund, 0.16% **	2,384,683	2,384,683
Total Short Term Investment (Cost $2,384,683)		2,384,683

Total Investments 98.7% (Cost $26,640,264)		32,919,876
Other Assets less Liabilities 1.3%		419,467
Net Assets 100.0%		$33,339,343

*	Non-income producing.

**	Represents 7-day effective yield as of June 30, 2012.

Sector Breakdown June 30, 2012 (Unaudited)
(based on total investments)

See Notes to Financial Statements.

10

Statement of Assets and Liabilities 6/30/12 (Unaudited)

Assets:
Investments at value (cost $26,640,264)	$32,919,876
Receivable for fund shares sold	508
Receivable for investments sold	457,266
Dividends and interest receivable	5,044
Prepaid expenses	27,056
Total assets	33,409,750

Liabilities:
Due to investment adviser (See Note 4)	12,787
Payable for fund shares redeemed	345
Accrued audit fees	8,404
Accrued legal fees	4,603
Accrued administration expense (See Note 5)	4,777
Accrued shareholder servicing fees	8,367
Accrued 12b-1 fees (See Note 4)	21,343
Accrued custodian expense	3,698
Accrued printing expense	5,358
Other payables	725
Total liabilities	70,407
Net Assets	$33,339,343

Net Assets Consist of:
Capital stock	$26,414,853
Undistributed net investment income	3,582
Accumulated net realized gains	641,296
Net unrealized appreciation on investments	6,279,612
Total Net Assets	$33,339,343

The Pricing of Shares:
Net asset value and redemption price per share	$12.41
($33,339,343 divided by 2,685,429 shares outstanding, no par value, unlimited shares authorized)

See Notes to Financial Statements.

11

Statement of Operations Period ended 6/30/12 (Unaudited)

Investment Income:
Dividend income	$246,210	(1)
Interest income	2,511
Total Investment Income	248,721

Expenses:
Investment advisory fees (See Note 4)	114,398
12b-1 fee (See Note 4)	40,856
Administration and accounting fees (See Note 5)	28,982
Shareholder servicing fees	27,312
Professional fees	17,101
Federal and state registration fees	14,739
Trustees’ fees and expenses	11,937
CCO fees	11,933
Custody fees	11,189
Insurance expense	8,667
Reports to shareholders	7,698
Miscellaneous costs	5,601
Total expenses before waivers	300,413
Expense waivers (See Note 4)	(55,274)
Net expenses	245,139
Net Investment Income	3,582

Realized and Unrealized Gain on Investments:
Net realized gain on investments	514,097
Change in unrealized appreciation/depreciation on investments	1,554,608
Net realized & unrealized gain on investments	2,068,705
Net Increase in Net Assets Resulting From Operations	$2,072,287

(1)	Net of $5,477 in foreign withholding taxes.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Period Ended 6/30/12 (Unaudited)	Year Ended 12/31/11
Operations:
Net investment income	$3,582	$111,838
Net realized gain on investments	514,097	2,138,820
Change in unrealized appreciation (depreciation) on investments	1,554,608	(2,437,627)
Net increase (decrease) in net assets resulting from operations	2,072,287	(186,969)

Distributions Paid From:
Net realized gains	—	(416,613)
Total distributions	—	(416,613)

Capital Share Transactions:
Proceeds from shares sold	4,706,131	7,074,742
Proceeds from reinvestment of distributions	—	123,810
Sub-total	4,706,131	7,198,552
Payments for shares redeemed	(2,406,598)	(5,052,220)
Net increase from capital share transactions	2,299,533	2,146,332

Total Increase in Net Assets	4,371,820	1,542,750

Net Assets:
Beginning of period	28,967,523	27,424,773
End of period (including undistributed net investment income of $3,582 and $0, respectively)	$33,339,343	$28,967,523

Transactions in Shares:
Shares sold	377,044	593,275
Issued in reinvestment of distributions	—	10,646
Shares redeemed	(191,660)	(421,517)
Net increase	185,384	182,404

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each period	Period Ended 6/30/12 (Unaudited)		Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07

Net asset value, beginning of period	$11.59		$11.83	$9.27	$6.39	$9.94	$10.00

Income from investment operations:
Net investment income	0.00	***	0.04	0.02	0.05	0.15	0.20
Net realized and unrealized gain (loss) on investments	0.82		(0.11)	2.55	2.86	(3.52)	(0.05)
Total from investment operations	0.82		(0.07)	2.57	2.91	(3.37)	0.15

Less distributions:
From net investment income	—		—	—	—	(0.18)	(0.21)
Return of capital	—		—	(0.01)	(0.03)	—	—
From net realized gains	—		(0.17)	—	—	—	—
Total distributions	—		(0.17)	(0.01)	(0.03)	(0.18)	(0.21)
Net asset value, end of period	$12.41		$11.59	$11.83	$9.27	$6.39	$9.94

Total Return	7.08	%**	(0.62)%	27.80%	45.75%	(34.34)%	1.46%

Supplemental data and ratios:
Net assets, end of period (000s)	$33,339		$28,968	$27,425	$20,230	$6,645	$10,189
Ratio of net expenses to average net assets	1.50	%*	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.84	%*	1.95%	2.16%	3.67%	6.68%	7.82%
Ratio of net investment income to average net assets	0.02	%*	0.39%	0.24%	0.69%	1.71%	1.41%
Ratio of net investment loss before waivers to average net assets	(0.32	)%*	(0.06)%	(0.42)%	(1.48)%	(3.47)%	(4.91)%
Portfolio turnover rate	6.01	%**	31.97%	48.36%	43.00%	58.86%	65.37%

*	Annualized.

**	Not annualized.

***	Represents less than $0.005.

See Notes to Financial Statements.

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Notes to Financial Statements June 30, 2012 (Unaudited)

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006. Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when

15

a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•
Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, limited partnerships and short-term investments. ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Short-term investments may be valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Investments in Securities
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$29,335,981	$—	$—	$29,335,981
Limited Partnership Interest*	1,199,212	—	—	1,199,212
Short Term Investment	2,384,683	—	—	2,384,683
Total	$32,919,876	$—	$—	$32,919,876

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

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The Fund adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the period ended June 30, 2012, there were no transfers in and out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 2 or Level 3 securities during the period ended June 30, 2012. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”)” (“ASU No. 2011-04”). ASU No. 2011-04 requires additional disclosures regarding fair value measurements in financial statements of interim and annual periods beginning after December 15, 2011. The above disclosures reflect the requirements of ASU No. 2011-04.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2008-2011, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

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Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the period ended June 30, 2012 were $3,922,279 and $1,800,298 respectively.

4. Investment Advisory Agreement and Distribution Plan

 The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through April 30, 2013, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the period ended June 30, 2012, the Adviser waived investment advisory fees for the Fund of $55,274 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations. During the period ended June 30, 2012, the Adviser did not recoup any expenses. At June 30, 2012, $248,699 is subject to recoupment through December 31, 2012, $149,078 through December 31, 2013, $130,066 through December 31, 2014 and an additional $55,274 through June 30, 2015 to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with Grand Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the period ended June 30, 2012, the Fund incurred distribution expenses of $40,856.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings with the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS

18

receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of June 30, 2012, Jasco & Co., for the benefit of its customers, owned 63% of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

At June 30, 2012, gross unrealized appreciation and depreciation and cost of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$26,790,400
Gross Unrealized Appreciation	$8,090,908
Gross Unrealized Depreciation	(1,961,432)
Net Unrealized Appreciation	$6,129,476

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$185,483
Unrealized Appreciation on Investments	4,666,720
Total Accumulated Earnings	$4,852,203

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 were as follows:

	2011	2010
Distributions paid from:
Long-Term Capital Gains	$416,613	$—
Return of Capital	—	31,494
Total Distributions	$416,613	$31,494

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the period ended June 30, 2012, the Fund incurred $11,933 in Chief Compliance Officer fees and $11,937 in trustee fees for its unaffiliated trustees. These trustee fees are paid in shares of the Fund valued at the time of payment.

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9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Offering Price Per Share

A maximum front-end sales charge of 4.25% was imposed on purchases of the Fund’s shares through March 31, 2012. On February 21, 2012 the Board of Trustees resolved that the Fund’s sales load be eliminated effective upon the effectiveness of the next post-effective amendment to the Fund’s registration statement, or April 1, 2012. For the period ended June 30, 2012, the Fund was advised that various broker dealers received $1,229 of sales charges from sales of the Fund’s shares.

11. Recently Issued Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the effect ASU No. 2011-11 may have on the Funds’ financial statements.

12. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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PRIVACY NOTICE
FACTS	WHAT DOES STEWART CAPITAL MUTUAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Stewart Capital Mutual Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stewart Capital Mutual Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (877) 420-4440

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Who we are
Who is providing this notice?	Stewart Capital Mutual Funds

What we do
How does Stewart Capital Mutual Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Stewart Capital Mutual Funds collect my personal information?
We collect your personal information, for example, when you
•   Open an account
•   Provide account information
•   Give us your contact information
•   Make deposits or withdrawals from your account
•   Make a wire transfer
•   Tell us where to send the money
•   Tells us who receives the money
•   Show your government-issued ID
•   Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness
•   Affiliates from using your information to market to you
•   Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Stewart Capital Mutual Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Stewart Capital Mutual Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Stewart Capital Mutual Funds does not jointly market.

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Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable so semi-annual reports.

(b)	Certification pursuant to Section 906 if the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 31, 2012

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
August 31, 2012